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                                                                    EXHIBIT 32.2

Panhandle Royalty Company
5400 North Grand Blvd. Suite #210
Oklahoma City, OK  73112


                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                      REGARDING PERIODIC REPORT CONTAINING
                              FINANCIAL STATEMENTS

I, Michael C. Coffman, Chief Financial Officer of Panhandle Royalty Company, (the "Issuer"), in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify in connection with the Issuer's Quarterly Report on Form 10-Q for the period that ended June 30, 2003 as filed with the Securities and Exchange Commission (the "Report") that:

         (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

         (2) The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.


/s/ Michael C. Coffman
------------------------------
Michael C. Coffman
Vice President &
Chief Financial Officer

August 12, 2003